UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

KKR FS Income Trust Select

(Exact name of registrant as specified in its charter)

Delaware	814-01706	92-3617067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

(215) 495-1150

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

K-FITS Revolving Credit Facility

On September 19, 2025, FS KKR Income Trust Select (the “Company”) and K-FITS Finance Eiffel-1 LLC (“Eiffel-1”), a wholly-owned, special purpose financing subsidiary of the Company, entered into a First Amendment to Revolving Credit and Security Agreement (the “First Amendment”), which amends the Revolving Credit and Security Agreement, originally dated as December 23, 2024, by and among Eiffel-1, as borrower, the Company, as equityholder and as servicer, BNP Paribas (“BNPP”), as administrative agent, each of the lenders from time to time party thereto, and Computershare Trust Company, N.A., as collateral agent. The First Amendment provides for, among other things, (i) a maximum facility amount increase from $250 million to $400 million, (ii) a reinvestment period extension from December 23, 2027 to September 19, 2028, (iii) a final maturity date extension from December 24, 2029 to September 19, 2030, (iv) a modification of the applicable margin for (1) USD advances to 1.95% per annum, (2) GBP, EUR and CAD advances to 2.05% per annum and (3) AUD and NZD advances to 2.15% per annum, in each case increasing by 0.50% per annum after the reinvestment period, and (v) a modification of the non-usage fee to a range between 0.15% per annum to 0.85% per annum depending on the percentage of the unused facility amount.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Revolving Credit and Security Agreement, dated September 19, 2025, by and among K-FITS Finance Eiffel-1 LLC, KKR FS Income Trust Select, BNP Paribas, and the financial institutions party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2025

KKR FS Income Trust Select

By:	/s/ Stephen S. Sypherd
Name: Stephen S. Sypherd
Title: General Counsel and Secretary